Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated April 8, 2016 to the

Statutory Prospectus for Class A, Class C, Class R,

Class R6, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2016 (as supplemented thereafter)

Disclosure Relating to AllianzGI Retirement 2015 Fund (the “2015 Fund”), AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”) (each a “Target Date Fund” and collectively, the “Target Date Funds”), and AllianzGI Retirement Income Fund (the “Retirement Income Fund” and together with the Target Date Funds, each a “Fund” and together, the “Funds”)

Summary Description of Proposed Changes to Fee Structure and Investment Strategies

In connection with and subject to shareholder approval of a proposed increase in each Fund’s investment advisory fee to be considered at a special meeting of shareholders to be held on or about June 15, 2016 (the “Shareholder Proposal”), the Board of Trustees (“Board”) of the Trust has approved changes to the investment strategy of each Fund as described below. If approved by shareholders, the changes are expected to be implemented on or about June 30, 2016.

Name Change for Retirement Income Fund

In connection with and subject to shareholder approval of the Shareholder Proposal, on or about June 30, 2016, changes to the fees and expenses, principal investment strategies and benchmark of Retirement Income Fund will take effect, as described in greater detail below, and the Fund will change its name to “AllianzGI Dynamic Multi-Asset Income Fund.”

Contingent Nature of Proposed Changes; Related Proxy Statement

The approval and implementation of the Shareholder Proposal for each Fund is contingent upon the approval of the Shareholder Proposal by all Funds. If the shareholders of one or more Funds do not approve the Shareholder Proposal, the associated changes described herein will not take effect with respect to any Fund, regardless of whether that Fund’s Shareholders approve the Shareholder Proposal, and the Board will take such further action as it may deem to be in the best interests of the shareholders of each Fund. The Shareholder Proposal will be described in detail in a definitive proxy statement (“proxy statement”) that the Trust expects to file on or around April 18, 2016, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. The Trust strongly recommends that existing and prospective shareholders of each Fund review the proxy statement, once available, for more information regarding the Shareholder Proposal and the changes described herein.

Disclosure Revisions if Shareholder Proposal is Approved

If the Shareholder Proposal is approved for each Fund, the section titled “Overview of Allianz Target Funds” will be replaced in its entirety with the following, effective on or about June 30, 2016, except that existing disclosure in the sub-section currently titled “Principal Risks” will remain intact. Corresponding changes will also be made to each Fund’s Fund Summary.

Overview of Allianz Target Funds

The AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Retirement Income Fund are referred to collectively in this Prospectus as the “Target Funds.”

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment.

Based on these assumptions, the Retirement Income Fund might be suitable if you have a shorter-range time horizon and primarily seek current income. Given its focus on generating income, the Retirement Income Fund may have a significantly different asset allocation than the closest vintage year Target Date Fund, depending upon opportunities to generate income in the financial markets. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

In addition to direct investments in securities and other instruments, the Target Funds may invest in certain affiliated mutual funds and exchange-traded funds (ETFs), which are sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”), and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”). While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds in which the Target Funds invest may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate. Neither the Underlying Funds (other than series of Allianz Funds

Multi-Strategy Trust) nor the Other Acquired Funds are offered in this Prospectus. Please see “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are discussed in greater detail below.

Investment Objectives of the Funds

The investment objective of each Target Date Fund is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. The investment objective of Retirement Income Fund is to seek current income and, secondarily, capital appreciation.

Principal Investments and Strategies of the Target Date Funds

Each Target Date Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), each Fund’s Sub-Adviser, allocates the Funds’ investments among asset classes in response to changing market, economic, and political factors and events that AllianzGI U.S. believes may affect the value of the Fund’s investments. Each Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, AllianzGI U.S. incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), Underlying Funds and Other Acquired Funds, and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

Each Target Date Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glidepath.” The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glidepath represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glidepath based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After a Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Retirement Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Typical Fixed Income Component (Min/Max %)	Typical Opportunistic Component (Min/Max %)*
-5 **	30	7-42	38-93	0-20
0	40	10-55	25-90	0-20
+5	53	17-71	9-83	0-20
+10	65	30-83	0-70	0-20
+15	75	50-90	0-50	0-20
+20	85	70-95	0-30	0-20
+25	90	80-99	0-20	0-20
+30	93	85-99	0-15	0-20
+35	93	85-99	0-15	0-20
+40	93	85-99	0-15	0-20

*

Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, a Target Date Fund may have gross investment exposures in excess of 100% of its net assets.

**

After reaching the target date, a Target Date Fund’s objective and strategy will change to more closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between each Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of each Target Date Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which a Target Date Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glidepath. In addition to the allocations above, each Target Date Fund has the ability to invest up to 20% in its “Opportunistic Component,” as defined below.

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for a Target Date Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the equity strategic allocation ranges in the table above move along the glidepath over time.

In addition to the changes in strategic allocation as its target date approaches, a Target Date Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

Each Target Date Fund may gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). Opportunistic Component asset classes include, but are not limited to, emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities, non-U.S. bonds and real estate, including U.S. and non-U.S. real estate investment trusts (“REITs”). After determining the asset allocation, the portfolio managers will select particular investments to obtain exposure to the desired mix of asset classes.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of a Target Date Fund’s portfolio. For example, allocations to REITs within a diversified equity underlying fund with a portfolio similar to the MSCI ACWI would not count toward a Target Date Fund’s Opportunistic Component; however, direct allocations by the Fund to REITs using futures on a REIT index or REIT ETFs would be counted within the Fund’s Opportunistic Component. Similarly, if an underlying fund employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Barclays U.S. Aggregate Bond index, any allocations within that underlying fund to “opportunistic” asset classes, such as high yield or emerging market debt, would also not count toward the Opportunistic Component’s 20% limit.

As reflected in the equity exposure graph above, the portfolio managers adjust each Target Date Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to equities at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. Having the ability to decrease the equity allocation to a relatively low level reflects the increased focus on risk mitigation in the years closer to the target date, when the risk of a market decline is most detrimental to an investor’s objectives. By comparison, Funds farther from the target date will have a higher target allocation to equities and operate within a narrower range, and therefore have less flexibility to reduce equity exposure in times of market stress. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that a Target Date Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for each Target Date Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the momentum signals for an asset class indicate negative momentum, the portfolio managers tend to reduce, sometimes significantly, a Target Date Fund’s exposure to that asset class. The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers tend to increase a Target Date Fund’s exposure to that asset class.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve each Target Date Fund’s return. Fundamental analysis may contribute to an adjustment of each Target Date Fund’s exposure to the asset classes that the portfolio managers believe exhibit the strongest return prospects. The portfolio managers use fundamental analysis to attempt to locate opportunities not identified from momentum-related signals.

In implementing these investment strategies, each Target Date Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The use of futures and forward contracts allows each Target Date Fund to tactically adjust its equity, fixed income and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs within and higher taxable distributions by those underlying funds. Each Target Date Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by a Target Date Fund and structured notes. Each Target Date Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Target Date Funds’ obligations under derivatives transactions.

Each Target Date Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. Each Target Date Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. Each Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. Each Fund is expected to be highly diversified across industries, sectors, and countries. Each Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, each Target Date Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. A Target Date Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

In response to adverse market, economic, political or other conditions, each Target Date Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. A Target Date Fund may be less likely to achieve its investment objective when it does so.

Principal Investments and Strategies of Retirement Income Fund

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the ability of the Fund to generate current income or may impact the value of the Fund’s investments. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, Underlying Funds and Other Acquired Funds, and derivative instruments.

The Fund targets a long-term average strategic asset allocation of 25% to global equity exposure, including REITs (the “Equity Component”) and 75% to global fixed income asset classes (the “Fixed Income Component”). The Fund may also use actively managed strategies that attempt to generate capital gains in addition to dividends and coupons to support distributions. The Fixed Income Component may include non-U.S. investment grade debt, high yield debt from the United States and other developed markets and emerging markets debt of any quality.

The Fund will also be permitted to have up to a 10% allocation to other income generating instruments on an opportunistic basis (the “Opportunistic Component”), including master limited partnerships (MLPs) and preferred securities, as well as other opportunistic investments (e.g., commodities), to seek to improve the Fund’s diversification profile.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes are considered by the portfolio managers to be part of the Opportunistic Component. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component 10% limit. For example, allocations to preferred bonds within a diversified fixed income underlying fund with a portfolio similar to the Barclays US Aggregate Bond index would not count toward the Fund’s Opportunistic Component; however, direct allocations by the Fund to preferred bonds using actively managed mutual funds invested primarily in preferred securities or ETFs on a preferred bond index would be counted within the Fund’s Opportunistic Component.

The portfolio managers analyze market cycles, economic cycles and valuations of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. The portfolio managers also employ a risk management strategy, which may cause them to make an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks.

Depending on market conditions, the Equity Component may range between approximately 0% and 40% of the Fund’s assets, the Fixed Income Component may range between approximately 60% and 100% of the Fund’s assets and the Opportunistic Component may range between approximately 0% and 10% of the Fund’s assets. Within the Fixed Income Component, the total allocation to global high yield bonds, emerging market debt, and other areas of the fixed income market that the portfolio managers consider to have higher risk can range between 0% to 30% of the Fund’s portfolio; however, allocations to these higher-risk fixed income asset classes within core bond underlying funds and allocations to lower volatility short-term high yield strategies are exempt from this restriction.

Although the portfolio managers typically expect to attempt to position the Fund’s actual allocations closely to the approximate strategic allocation, there is no guarantee that they will be successful in doing so and the portfolio managers may change the Fund’s actual or approximate strategic allocations from time to time and at any time, consistent with the Fund’s investment objective. In addition to this approximate strategic asset allocation, the Fund may make investments that are counted within the Fund’s Opportunistic Component. Combined investments counted within the Fund’s Equity Component and Opportunistic Component are limited to 40% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

The portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the momentum signals for an asset class indicate negative momentum, the portfolio managers may reduce the Fund’s exposure to that asset class. The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. However, given the objective to generate significant and consistent income, the portfolio managers may allocate or continue to hold asset classes that have negative momentum signals, as long as they believe that those asset classes contribute to the income objective.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s ability to distribute income and its overall return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that the portfolio managers believe exhibit the strongest return prospects. The portfolio managers use fundamental analysis to attempt to locate income-generating and other opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes and to generate current income. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The use of futures and forward contracts allows the Fund to tactically adjust its equity, bond and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs and taxable distributions in those underlying funds. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In addition to the uses of derivatives described above, the Fund may also utilize interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Certain Tax Considerations

A portion of the portfolio assets of each Fund may be sold in connection with the changes in the investment strategy of each Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in such sales, as increased by any other current-year capital gains and as decreased by any current-year capital losses and any available capital loss carry-forwards, will be distributed by the Fund to shareholders as taxable distributions.

Glidepath Revisions if Shareholder Proposal is Approved

As part of the proposed changes, the Target Date Funds’ glidepath, which informs the average amount of equity exposure a Fund will have as it approaches its target date, will be modified to allow a higher target allocation to equities in the years closer to the target date, wider ranges around those target allocations, and an “Opportunistic” Component (defined above), as compared to the Target Date Funds’ current glidepath. As discussed above, the portfolio managers adjust the Target Date Fund’s exposures to equities, fixed income, and other asset classes in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. For example, the target allocation to equities at the target year (i.e., 0 years from target) will increase from 25% to 40% while, with the introduction of each Fund’s proposed new active allocation and risk management strategy, the minimum allocation to equities will be decreased from 15% to 10% at the target date. The lower potential equity allocation reflects the portfolio managers’ increased focus on risk mitigation in the years closer to the target date, when the risk of a market decline is most detrimental to an investor’s objectives. By comparison, Target Date Funds farther in time from their target dates will have a higher target allocation to equities and operate within a narrower range, therefore having less flexibility to reduce equity exposure in times of market stress. Across all of the Target Date Funds, and relative to their strategic asset allocations, the range for reducing equity exposure is approximately twice what it is for increasing the equity exposure.

Management believes these modifications to the Target Date Funds’ glidepath will provide more flexibility to the Multi-Asset Team as it manages the Target Date Funds, but will also entail additional risks for Target Date Fund investors. Each Fund’s performance is expected to be different under the more active asset allocation investment strategy and revised glidepath than it was under its prior investment strategy and glidepath, as each Fund will generally be more heavily weighted to equity securities at corresponding points on the glidepath and will therefore tend to be more susceptible to market fluctuations.

Benchmark Revisions if Shareholder Proposal is Approved

Shareholder approval of the Shareholder Proposal for each Fund will result in a change to each Fund’s benchmark.

Each Target Date Fund currently uses the applicable Morningstar Lifetime Conservative Index as its benchmark. Following the implementation of the proposed investment strategy changes (described above), the Target Date Funds, each of which includes a specific year in its name, will use the applicable Morningstar Lifetime Moderate Index as its benchmark.

The change from the “conservative” indices to the “moderate” indices reflects the proposed increase in each Target Date Fund’s strategic allocation to equities in the glide path (as described above). Each Fund’s performance is expected to be different under the more active asset allocation investment strategy and revised glidepath (as described above) than it was under its prior investment strategy and glidepath, as each Fund will generally be more heavily weighted to equity securities at corresponding points on the glidepath and will therefore tend to be more susceptible to market fluctuations.

The Retirement Income Fund currently uses the Morningstar Lifetime Conservative Income Index as its benchmark. If the Shareholder Proposal is approved for each Fund, the Retirement Income Fund will adopt the Barclays U.S. Universal Bond Index as its primary benchmark and will list the MSCI World High Dividend Yield Index as its secondary benchmark.

Portfolio Manager Changes if Shareholder Proposal is Approved

If the Shareholder Proposal is approved for each Fund, Paul Pietranico and Claudio Marsala will continue to manage each Fund and Michael Stamos and Alistair Bates, who are current members of the Multi-Asset U.S. Team, which manages the Funds, will be added as named portfolio managers to each Fund. Rahul Malhorta will no longer manage any Funds. Please see below for biographical information regarding Messrs. Stamos and Bates.

Michael Stamos

Director, Portfolio Manager

Mr. Stamos, Ph.D., CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. As a member of the Multi-Asset U.S. team, he manages multi-asset mandates for retail and institutional clients. Mr. Stamos has 12 years of investment-industry experience. He was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Ph.D. in finance.

Alistair Bates

Assistant Vice President, Portfolio Manager

Mr. Bates is a portfolio manager and an assistant vice president with Allianz Global Investors, which he joined in 2007. As a member of the Multi-Asset U.S. team, he manages multi-asset mandates for retail and institutional clients. Mr. Bates was previously an analyst with the team, responsible for underlying fund due diligence, and maintaining and developing the investment risk tools for the target-date and 529 college savings portfolios. He has eight years of investment-industry experience. Mr. Bates has a B.A. in economics and political science from the University of California, San Diego. He is a CFA charterholder and a member of The New York Society of Security Analysts.

Merger of 2015 Fund into Retirement Income Fund

The Board has approved an Agreement and Plan of Reorganization pursuant to which the 2015 Fund (for purposes of this section, the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the Retirement Income Fund (for purposes of this section, the “Acquiring Fund”) (the “Reorganization”). The closing date of the Reorganization is expected to be on or about August 1, 2016 (the “Closing Date”), although the Reorganization may be delayed.

The Acquired Fund and the Acquiring Fund have the same investment advisory, administrative and distribution and/or service (12b-1) fee rates, taking into account the proposed investment advisory fee increases in as described in the Fund’s proxy statement. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class R, Class R6, Class P and Administrative Class shareholders of the Acquired Fund will receive shares of the same class of the Acquiring Fund. In connection with repositioning the Funds’ principal investment strategies, the Shareholder Proposal described in the Funds’ proxy statement outlines a proposed change to each Fund’s existing fee and expense structure to a pricing structure under which each share class of each Fund has the same total net expense ratio as the same share class of all other Funds (i.e. a “flat” structure). If the Shareholder Proposal is approved by shareholders, the Funds will adopt a more active investment management style (as described above) that will include an increase in the advisory fee from 0.05% to 0.50% while the overall restructuring will result in the lowering or maintaining each Fund’s total net expense ratio for a period of at least three years, pursuant to expense limitation arrangements. In the proposed “flat” pricing structure, the total net expense ratio for a given share class will remain consistent among the entire suite of multiple Funds, which is not the case currently.

No shareholder approval of the Reorganization is required and the Reorganization is not contingent upon approval of the Shareholder Proposal as previously defined and as described in the Funds’ proxy statement.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, shareholders in the Acquired Fund are not expected to recognize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. It is possible that the Reorganization will have some tax implications for shareholders, including increased capital gain distributions to shareholders before or after the Reorganization as a result of the sale of portfolio securities in connection with or following the Reorganization. Additionally, because the Reorganization will end the tax year of the Acquired Fund, it may accelerate distributions to shareholders in the Acquired Fund for its short tax year ending on the date of the Reorganization.

The costs of completing the Reorganization will be borne by the Funds’ investment adviser and administrator, Allianz Global Investors Fund Management LLC (“Allianz Funds Management”), with the exception of any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by the Agreement and Plan of Reorganization, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by the Agreement and Plan of Reorganization (except brokerage commissions that each of the Acquiring Fund and Acquired Fund is required to incur in order to restructure the combined portfolios of the Acquiring Fund and Acquired Fund in connection with the transactions contemplated by this Agreement, which will be borne by Allianz Fund Management).

Effective as of 4:00 P.M. Eastern Time on July 28, 2016, shares of the Acquired Fund will no longer be available for purchase by current or new investors in the Acquired Fund. Additionally, shareholders of other series of the Trust will no longer be permitted to exchange any of their shares for shares of the Acquired Fund, as described under “How to Buy and Sell Shares—Exchanging Shares.”

At any time prior to the Closing Date shareholders may redeem their shares of the Acquired Fund and receive the net asset value thereof, subject to any applicable contingent deferred sales charges (CDSC) or fees, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. At any time prior to the Closing Date, shareholders may also exchange their shares of the Acquired Fund for shares of the same class of any other series of the Trust or any series of Allianz Funds Multi-Strategy Trust that offers that class, as described under “How to Buy and Sell Shares—Exchanging Shares.” Such exchanges will be taxable transactions.

The Board of Trustees and Allianz Global Investors Distributors LLC, the Trust’s distributor, each reserve the right at any time to modify or eliminate the terms described above, including on a case-by-case basis. The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Please retain this Supplement for future reference.